UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2017

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement.

On June 23, 2017, Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”) entered into a new licensing agreement (the “Agreement”) with Himatsingka America, Inc.(“HAI”). The Agreement terminates an earlier licensing agreement dated March 25, 2015 between Divatex Home Fashion, Inc. (a predecessor to HAI) and the Company. Under the terms of the Agreement, HAI will be solely responsible for promoting, marketing and selling on a worldwide basis the Company’s technology with respect to finished and unfinished cotton products.

The Agreement grants HAI an exclusive license to use the Company’s technology in respect of cotton, subject to certain carve-outs including governmental users, non-commercial trade associations and others. The Agreement has a term that continues until June 23, 2042, except in the case of patents, in which case the term continues with respect to a patent until such patent is no longer in effect.

The Agreement provides that HAI will make payments for the use of the Company’s taggant technology on a net 60 days basis. In addition, HAI will make royalty payments on a quarterly basis in arrears in the event the Company’s technology is used on non-home products. HAI is responsible for the inspection and compliance within the supply chain.

HAI is generally required to use the Company’s technology during the term of the Agreement, subject, among other things, to their customers’ requirements. The Company will be required by the licensing agreement to establish an independent testing laboratory in Ahmedabad, India. The Agreement includes customary mutual indemnification provisions.

On June 27, 2017, Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”) issued a press release announcing that it entered into the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information related to the press release furnished pursuant to this Item 1.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Applied DNA Sciences, Inc. dated June 27, 2017 regarding entering into a new licensing agreement with Himatsingka America, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27 2017	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Applied DNA Sciences, Inc. dated June 27, 2017 regarding entering into a new licensing agreement with Himatsingka America, Inc.